Summary Prospectus Supplement

July 12, 2018

Morgan Stanley Institutional Fund, Inc.

Supplement dated July 12, 2018 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2018

Emerging Markets Small Cap Portfolio
(the "Fund")

The maximum expense ratio of each share Class of the Fund has been decreased, effective July 13, 2018. Accordingly, effective July 13, 2018, the Summary Prospectus is hereby amended as follows:

The Annual Fund Operating Expenses table under the section of the Summary Prospectus entitled "Fees and Expenses—Annual Fund Operating Expenses" is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	1.25%	1.25%	1.25%	1.25%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	1.33%	10.88%	18.23%	18.22%
Acquired Fund Fees and Expenses[3]	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses[4]	2.62%	12.42%	20.52%	19.51%
Fee Waiver and/or Expense Reimbursement[4]	1.32%	10.73%	18.08%	18.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.30%	1.69%	2.44%	1.29%

The Example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund's operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares

	1 Year	3 Years	5 Years	10 Years
Class I	$132	$689	$1,272	$2,856
Class A	$688	$2,942	$4,874	$8,582
Class C	$347	$3,828	$6,384	$10,014
Class IS	$131	$3,612	$6,156	$9,910

If You HELD Your Shares

	1 Year	3 Years	5 Years	10 Years
Class I	$132	$689	$1,272	$2,856
Class A	$688	$2,942	$4,874	$8,582
Class C	$247	$3,828	$6,384	$10,014
Class IS	$131	$3,612	$6,156	$9,910

The fourth footnote following the Example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

4  The Fund's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding Acquired Fund Fees and Expenses, certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% for Class I, 1.65% for Class A, 2.40% for Class C and 1.25% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Company") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Please retain this supplement for future reference.

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